APAC CUSTOMER SERVICES, INC. AeA Classic Conference November 2006 Robert J. Keller, President & CEO George H. Hepburn, SVP & CFO EXHIBIT 99.2

Forward-Looking Statements Certain statements, including discussions of the Company's expectations for 2006 and beyond, constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.  Such forward-looking statements are inherently uncertain as they are based on various expectations and assumptions about future events, and they are subject to known and unknown risks, uncertainties and other factors, which may cause actual events and results to differ materially from historical results or the future results expressed or implied by the forward-looking statements.  Please refer to the Company's Annual Report on Form 10-K for the year ended January 1, 2006 and the Company's Quarterly Reports on Form 10-Q for the quarters ended April 2, 2006, July 2, 2006 and October 1, 2006 for a description of the factors that could cause such results to differ.  The Company intends its forward-looking statements to speak only as of the date made and undertakes no obligation to update or revise any forward-looking statements.  To supplement the Company's consolidated financial statements presented in accordance with GAAP, the Company uses certain measures defined as non-GAAP financial measures by the SEC.  Information regarding the reconciliation of the non-GAAP measures used in this presentation to our GAAP results are contained in the appendix and are also available on our website at http://www.apaccustomerservices.com and through the SEC.

Investment Highlights Focused on Growing Value-Added Business to Maximize Shareholder Returns Well positioned to benefit from dynamic industry conditions Pure play provider of in-bound customer care services Strong, experienced senior management team from outside industry Strategic alignment complete; shifting toward higher margin business model to power earnings growth * Source: IDC Stable blue chip client base

Company Overview Leading provider of customer care services and solutions Delivers highly customized inbound customer care services on behalf of Fortune 500 clients that involve communicating with a client’s customers and managing situations unique to each targeted industryCapacity as of 10/1/06: Centers No. of Seats Domestic 8 4,625 Off-shore 2 1,520 Headquarters: Deerfield, Illinois 8,014 employees

Strong Experienced Management Team from Outside Industry President/CEO Robert J. Keller IBM, D&B, Office Depot SVP/CFO George H. Hepburn E&W, Heller Financial, Caremark SVP, Sales and Mkg James M. McClenahan The Learning Company, Office Depot, Danka SVP, Operations David LaBonte USN, GE SVP/CIO Mark E. McDermott Waste Management SVP, Human Resources Karen R. Tulloch Sears SVP, General Counsel Pamela R. Schneider Sears

 Well Positioned to Benefit from Dynamic Industry ConditionsOutsourced customer care services market growing from $51.4 billion in 2005 to $92.2 billion in 2010, a CAGR of 12.4% (1) Growth to come from under-penetrated verticals: healthcare, financial services, retail and government Growing client acceptance of outsourcing customer care services Intensifying competition putting pressure on clients to contain costs and preserve margins Concerns regarding privacy and information security addressed Accelerating trend to provide service offshore Highly fragmented market showing early signs of consolidation (1) APAC currently does not aggressively participate in all segments of the customer care services market. Source: FRB Research Report, 6/14/06

Stable Blue Chip Client Base Our clients are financially strong industry leaders who: Place a premium on customer loyalty and retention Are characterized by complex service needs View APAC as critical to their business success Clients include UPS, Verizon, The Tribune Company and WellPoint Clients’ size, stability and scale create opportunities to cross-sell services and increase revenue per clientIn healthcare and publishing verticals, APAC is primary or sole service provider Offer potential for ‘lifetime’ client relationships APAC currently supports only 25% of existing clients’ customer care activities

Increasingly Complex Client Applications Within the customer care market, APAC focuses on six high-growth industries with critical customer care needs: Healthcare: benefits and eligibility, Medicare Part D enrollment, claims processing Financial Services: billing issue resolution, account inquiries Business Services: delivery issue resolution, member acquisition, claims processing Publishing: delivery, scheduling, billing issue resolution, subscription collections Travel & Entertainment: reservation booking, cancellation, billing issue resolution Communications: wireless tech support, product sales, customer retention, billing issue resolution Strong concentration in Healthcare and Publishing APAC serves the right industries and the right clients, with the right applications

Growth StrategyTake advantage of opportunities in growing market for outsourced customer care services Expand number and scope of services provided to existing client base Market to companies in under-penetrated verticals Drive margin expansion domestically and offshore Enhance utilization of domestic capacity Leverage atHOME®servicesAggressively grow off-shore business Explore long-term growth opportunities in complementary businesses Data management and analysis BPO services Consulting services

Financial Overview APAC changing business model Outbound to in-bound service provider Strategic shift from domestic to offshore operations Recent financial results and demonstrated improvements Strategic re-alignment completed Growth of new “ongoing” business Customer care investments in the Philippines Shifting to higher-margin business model Rising offshore contribution Revenue per seat increasing

APAC Evolution – From Outbound to In-bound Service Provider Invested over $10 million since end of 2003 to upgrade IT and core business applications Saved over $25 million in fixed overhead Closed 16 sites and reduced domestic seating capacity by 1,600 seats Eliminated approximately 400 corporate and staff positions Hired new executive leadership Realigned and invested in sales and account management teams Expanded and accelerated offshore capacity

 Exited nearly $50 million in annualized revenue since July 2005 restructuring Growing percentage of higher margin offshore revenue Increased 140%+ year over year in Q3 2006 APAC Evolution – From Outbound to In-bound Service Provider Q2 05Q3 05Q4 05Q1 06Q2 06Q3 06Domestic$44.0$44.5$53.9$54.4$51.6$42.5Offshore$2.3$2.8$3.7$5.4$6.6$6.8Exited Business$11.9$9.0$2.1$0.9$0.0$0.0Total$58.2$56.3$59.7$60.7$58.2$49.3

 Excludes revenue from businesses exited in July 2005 restructuring. EBITDA plus restructuring and other charges and asset impairment charges. See the Appendix for information on and reconciliation of Non-GAAP Financial Measures. $ 36.3 Mil $ 31.5 Mil SG&A 8.4% 11.4% Gross Profit Percent $ (.46) $ (.16) EPS $ (2.5) Mil $ 192.8 Mil $ 249.3 Mil 12 Month Trailing Q305 Results $ 6.6 Mil Adjusted EBITDA (2) $ 224.9 Mil $ 227.9 Mil 12 Month Trailing Q306 Results “Strategic” Revenue (1) Total Revenue Results of Strategic Realignment On a 12 Month Trailing Basis: “Strategic” revenue grew by 16%+ Gross profit margins improved 300 basis points Adjusted EBITDA improved by $9.1 million

APAC Customer Services, Inc.

Shifting to Higher Margin Business Model

Business Model Assumptions

End of Period Seat Count					
Domestic	Actual FYE 2003	Actual FYE 2004	Actual FYE 2005	Estimate FYE 2006	Estimate FYE 2007
Domestic - At Site	6,782	6,286	5,313	4,400	4,400
Domestic - ***at*Home**™	N/M	N/M	N/M	165	400
Domestic - Subtotal	**6,782**	**6,286**	**5,313**	**4,565**	**4,800**
Offshore					
Site 1	200	600	1,240	1,219	1,219
Site 2				410	410
Site 3				500	2,000
Offshore - Subtotal	**200**	**600**	**1,240**	**2,129**	**3,629**
Total Seats	**6,982**	**6,886**	**6,553**	**6,694**	**8,429**

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Shifting to Higher Margin Business Model Note: Offshore margins are 50% - 100% greater than domestic margins Business Model Assumptions Annualized Revenue Per Average Seat ($000s)ActualActualEstimate2005YTD 2006Q4 2006Domestic$35 - $42$36 - $41$40 - $42Offshore$13 - $20$18 - $20$20 - $22Total$31 - $38$31 - $37$34 - $36Gross Profit MarginActualActualEstimate2005YTD 2006Q4 2006Gross Profit %9.5%10.7%15% - 17%

 SummaryManagement team that can execute Strategic re-alignment completed Highly favorable industry conditions Well positioned to attack multiple opportunities Strategy in place to aggressively grow offshore business Higher margin business model will power future earnings growth

APPENDIX

Appendix – Non-GAAP Financial Measures To supplement our condensed consolidated financial statements presented in accordance with accounting principles generally accepted in the United States (GAAP), we use the following measures defined as non-GAAP financial measures by the SEC: EBITDA, and adjusted EBITDA. The presentation of these non-GAAP financial measures is not intended to be considered in isolation or as a substitute for the financial information presented in accordance with GAAP. The items excluded from these non-GAAP financial measures are significant components of our financial statements and must be considered so in performing a comprehensive analysis of our overall financial results. We believe that these non-GAAP financial measures provide meaningful supplemental information regarding our performance and liquidity by excluding certain expenses that may not be indicative of our core business operating results. We believe management, investors and lenders benefit from referring to these non-GAAP financial measures in assessing our performance and when planning, forecasting and analyzing future periods. These non-GAAP financial measures also facilitate internal comparisons to our historical performance and liquidity. We believe that these non-GAAP financial measures are useful to investors in allowing for greater transparency with respect to supplemental information used by us in our financial and operational decision making. We expect to use consistent methods for computation of non-GAAP financial measures. Our calculations of non-GAAP financial measures may not be consistent with calculations of similar measures used by other companies. The accompanying tables have more details on the GAAP financial measures that are most directly comparable to non-GAAP financial measures and the related reconciliations between these financial measures. Additional information on these non-GAAP financial measures can be found in Item 7 of Part II of our Annual Report on Form 10-K for the year ended January 1, 2006 and in the Company’s Quarterly Reports on Form 10-Q for the quarters ended April 2, 2006, July 2, 2006, and October 1, 2006.

Appendix – Non-GAAP Financial Measures ($000’s) We operate on 13 week fiscal quarters, except for Q4 2004, which was a 14 week quarter. We define EBITDA as net income (loss) plus the provision (benefit) for income taxes, depreciation and amortization, and interest expense. We define adjusted EBITDA as EBITDA plus restructuring and other charges and asset impairment charges. We use EBITDA and adjusted EBITDA, in addition to operating income and cash flows from operating activities, to assess our liquidity and performance and believe that EBITDA and adjusted EBITDA are of interest to our investors to be able to evaluate our financial results using the same measures we use. EBITDA and adjusted EBITDA do not represent funds available for our discretionary use and are not intended to represent or to be used as a substitute for net income (loss) or cash flow from operations data as measured in accordance with GAAP. The items excluded from EBITDA and adjusted EBITDA are significant components of our statements of operations and must be considered in performing a comprehensive assessment of our overall financial results. EBITDA and adjusted EBITDA can be reconciled to net income (loss), which we believe to be the most directly comparable financial measure calculated and presented in accordance with GAAP, as follows: 12 Month12 MonthTrailingTrailingQ4 04Q1 05Q2 05Q3 05Q3 05Q4 05Q1 06Q2 06Q3 06Q3 06Net Loss($1,804)($2,382)($5,013)($13,507)($22,706)($1,496)($741)($793)($5,005)($8,035)Interest Expense$189$222$479$305$1,195$402$456$442$490$1,790Provision for Income Taxes($1,245)($1,238)($2,715)($1,757)($6,955)($3,450)($88)($688)($2,798)($7,024)Depreciation and Amoritzation$2,928$2,871$3,079$3,104$11,982$3,064$3,015$3,030$3,049$12,158EBITDA$68($527)($4,170)($11,855)($16,484)($1,480)$2,642$1,991($4,264)($1,111)Restructuring and Other Charges (Benefits)($136)$277$860$2,074$3,075$5,005($13)$384$2,329$7,705Asset Impairment Charges$0$0$124$10,762$10,886$0$0$0$0$0Adjusted EBITDA($68)($250)($3,186)$981($2,523)$3,525$2,629$2,375($1,935)$6,594